                             OCC ACCUMULATION TRUST

                         o   GLOBAL EQUITY PORTFOLIO
                                 ANNUAL REPORT
                                      1998

                                                              MANAGED BY
                                                                [LOGO]

                             OCC ACCUMULATION TRUST
                                   MANAGED BY
                                     [LOGO]

     We are pleased to report on the investment activities and results of the portfolios in the OCC Accumulation Trust in 1998, a year of generally favorable returns in both the stock and bond markets.

     As measured by the Standard & Poor's 500 Index, the U.S. stock market continued its remarkable advance, benefiting from a sustained U.S. economic environment of moderate growth, declining interest rates and extremely low inflation. The total return of that index was 28.6% in 1998, the fourth consecutive year in which the S&P 500 has increased more than 20%.

     Although economic conditions in Asia, Russia and Latin America were less than robust, non-U.S. stock markets delivered positive returns on balance, but in many cases with a high degree of price volatility. The total return of Morgan Stanley Capital International's World Index was 24.3% in U.S. dollars.

     Fixed income securities also provided generally strong results in 1998, benefiting from declining interest rates and low inflation. Long-term U.S. Treasury bonds led the way, with their prices being bid up by investors wanting to own the safest fixed income securities at a time of global economic uncertainty.

     Beneath the surface, however, there were many crosscurrents in the U.S. stock market. The year's sharp increase for the S&P 500 Index was driven primarily by a limited group of super-large company stocks. Many other stocks were left behind. For instance, the Wilshire Midcap 750 Index was up only 3.7% in 1998, while the Russell 2000 Index, a benchmark of small company stocks in the U.S., declined 2.6%. The strong relative performance of large versus small stocks reflected the preference of many investors for owning highly liquid large issues--especially those with predictable earnings--at a time when the international economic outlook is uncertain and widespread concern exists that the rate of economic growth in the U.S. may be slowing.

     There was also a wide disparity between the performance of growth stocks (those projected to have high future earnings growth rates) and value stocks (those considered to be undervalued in relation to their inherent worth). The S&P 500/BARRA Growth Index rose 42.2% in 1998 while the S&P 500/BARRA Value Index increased 14.7%. Performance gaps of this type, favoring either growth or value, are common. Nonetheless, the 1998 differential was one of the largest in history. Many quality stocks that are inexpensive languished or even fell in price, while some growth stocks with high valuations became even more expensive.

     Even though we employ a value philosophy of investing, we are not against growth. Indeed, we always want to buy good businesses that are growing. It is just that we are against paying too much for that growth. Overpaying adds to risk and makes it harder to achieve long-term profit.

     The ebbs and flows of growth and value are part of the fabric of markets. We do not know when the stock market will swing back to value, but we believe it will swing back. Meanwhile, we will stick with our disciplined value philosophy because it has proven itself over time and because it offers a way to participate in the stock market without taking excessive risk. In other words, we will continue to invest carefully for the long term, rather than chase after those growth stocks that we believe to be overvalued or buy companies that are in vogue.

     We believe our style works over time precisely because it is based on investing in quality companies at prices below their inherent worth. While our style sometimes requires patience, we believe the inherent value of a company--which is based on earnings, cash flow, strength of balance sheet, competitive strengths, business outlook and other factors--almost always ends up being reflected in the share price.

     The objective of our strategy is to generate excellent returns over time. We believe our approach is well suited for the long-term investor seeking to achieve favorable returns in the stock market without taking large risks.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO

     The Global Equity Portfolio invests worldwide in undervalued companies with superior business characteristics, including strong competitive positions, high cash flow and favorable earnings outlooks. The past year was a generally positive period for global investing, but also a volatile one. Prices in many markets rose in the first and second quarters, then plummeted in the third before recovering in the fourth. Our objective in this environment was to achieve favorable returns without taking large risks.

     The Portfolio's total return in 1998 was 13.3%, compared with 24.3% for Morgan Stanley Capital International's World Index in U.S. dollars and an average total return of 15.9% for the global funds in Lipper's Variable Insurance Products Performance Analysis Service Report. The Portfolio's performance was 29th among the 46 funds in this Lipper universe. We trailed the World Index and the category average due in part to our risk-averse investment style, which sometimes underperforms in rising markets, as well as to our only limited holdings of technology stocks in the United States. Many technology issues rose sharply during the year. Technology stocks can be excellent investments, and indeed the Portfolio owns several chosen for their fundamental value. However, we do not invest in technology issues that are highly priced or that we consider to be highly speculative, such as the Internet stocks which have exploded in price during the past few months. We believe that highly priced technology stocks, including the Internet issues, may be vulnerable to large declines when the euphoria that surrounds them subsides.

     For the three years ended December 31, 1998, the Portfolio provided an average annual total return of 14.1%, compared with an average total return of 15.5% for the funds in the Lipper global category and 17.8% for the World Index. This three-year performance ranked 19th among the 31 funds in the Lipper category. Since its inception on March 1, 1995, the Portfolio has provided an average annual return of 16.0%, compared with 19.4% for the World Index. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

     Although the Portfolio's investments are split roughly fifty-fifty between U.S. and non-U.S. stocks, clear distinctions between U.S. and non-U.S. stocks are fading as companies worldwide become more global in their operations. Many of the U.S. companies owned by the Portfolio derive a significant portion of their revenues and earnings from outside the U.S., and many of the non-U.S. companies derive a significant portion inside the U.S. McDonald's Corp. is an example of a U.S. company that is thoroughly globalized, generating approximately half its revenues and more than half its operating income from outside the U.S. We believe the globalization of business offers exciting opportunities for investors who view stocks from a worldwide perspective and invest in those companies with the best prospects regardless of where they happen to be located.

     We own a core group of U.S.-based companies chosen for their superior business characteristics and attractive relative valuation. Strong contributors to performance in 1998 included Federal Home Loan Mortgage Corp. (Freddie Mac), Time Warner, Inc. and McDonald's Corp. We expect the rate of U.S. economic growth to slow in 1999, and we have positioned the Portfolio to perform well in such an environment, owning very few cyclical stocks that would be hurt by economic weakness.

     Outside the United States, the Portfolio's major investment focus is Europe, where a continued active pace of corporate consolidations and restructurings is a catalyst for enhancing company values. Two of our pharmaceutical holdings, ASTRA AB in Sweden and Hoechst AG in Germany, recently announced plans to merge with other drug firms. Also in Europe, our decision in late September to increase the Portfolio's holdings of several banks and insurance stocks, which had been battered by global economic uncertainty, paid off in the fourth quarter.

     New investments in the second half of 1998 included, among others, Sony Corp. in Japan, Koninkliijke (Royal) Philips Electronics NV in the Netherlands, Siemens AG in Germany, Banque National de Paris in France, and ITT Industries, Inc. and UAL Corp. in the United States.

     Although the Portfolio is currently underweighted in Japan in comparison to the country weightings in the World Index, we have stepped up our search for investment opportunities there now that the Japanese economy may be in the early stages of a long-awaited recovery. Apart from Japan, we have virtually no investments in Asia at this time. While we welcome the strength of currencies and financial markets in Asia as an indication that the region's economies may have bottomed, we remain skeptical about prospects for a rapid recovery. We are wary also of investments in Latin America, where severe economic problems in Brazil may spread to other countries.

     At December 31, 1998, the Portfolio's net assets were allocated 51.6% to non-U.S. stocks, 42.7% to U.S. stocks and 5.7% to foreign and domestic cash and cash equivalents. The largest investment positions outside the United States were in the United Kingdom, Japan, Germany, France, the Netherlands and Sweden.

     The Portfolio's largest non-U.S. equity holdings at December 31, 1998 were ACE, Ltd., a Bermuda-based provider of excess directors and officers liability insurance, representing 3.3% of the Portfolio's net assets; Siemens AG, one of the world's largest electrical engineering and electronics companies, based in Germany, 1.6% of net assets; Argentaria SA, a leading Spanish bank, 1.5% of net assets; Hoechst AG, a pharmaceuticals and chemicals company headquartered in Germany, 1.5% of net assets; and Koninkliijke (Royal) Philips Electronics NV, a global electronic products company headquartered in the Netherlands, 1.5% of net assets.

     The Portfolio's five largest U.S. equity holdings were Federal Home Loan Mortgage Corp. (Freddie Mac), the second largest insurer of home mortgages in the United States, representing 6.1% of the Portfolio's net assets; Time Warner, Inc., a leading media and entertainment company, 5.8% of net assets; McDonald's Corp., a premier fast-food company with growing global markets, 4.9% of net assets; Boeing Co., the world's leading aerospace manufacturer, 3.6% of net assets; and E.I. du Pont de Nemours & Company, a major industrial company operating in chemicals, fibers, polymers and diversified businesses, 3.5% of net assets.

     Major industry positions were in the banking sector, representing 11.7% of the Portfolio's net assets; miscellaneous financial services, 9.7% of net assets; media/broadcasting, 6.8% of net assets; chemicals, 6.7% of net assets; and food services, 6.0% of net assets.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
     OCC ACCUMULATION TRUST GLOBAL EQUITY PORTFOLIO FROM INCEPTION (3/1/95)
        THROUGH 12/31/98 AND TOTAL RETURN ON MORGAN STANLEY WORLD INDEX+

                                 [LINE GRAPH]

      Date       Global Equity Portfolio       Morgan Stanley World Index+
      ----       -----------------------       ---------------------------
      3/1/95            $10,000                         $10,000
      12/31/95          $11,886                         $12,086
      12/31/96          $13,671                         $13,715
      12/31/97          $15,810                         $15,877
      12/31/98          $17,659                         $19,741

The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance
Assumes reinvestment of all dividends and distributions

+ With dividends

                         AVERAGE ANNUAL TOTAL RETURN

                                             SINCE
                       1 YEAR   5 YEAR   MARCH 1, 1995
                       ------   ------   -------------
                        13.3%    N/A         16.0%

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

  PRINCIPAL
   AMOUNT                                                                                               VALUE
-------------                                                                                       --------------
               U.S. GOVERNMENT AGENCY NOTES -- 6.6%
               Federal Home Loan Bank,
$   1,890,000  4.30%, 1/4/99......................................................................     $1,889,323
      410,000  5.12%, 1/5/99......................................................................        409,767
                                                                                                    --------------
               Total U.S. Government Agency Notes (cost -- $2,299,090)............................       2,299,090
                                                                                                    --------------
   SHARES
-------------
               COMMON STOCKS -- 94.3%
               AUSTRALIA -- 0.3%
               BANKING -- 0.3%
        9,200  Macquarie Bank Ltd.................................................................          90,202
                                                                                                    --------------
               AUSTRIA -- 0.9%
               BANKING -- 0.9%
        6,300  Bank Austria AG....................................................................         320,360
                                                                                                    --------------
               BERMUDA -- 3.3%
               INSURANCE -- 3.3%
       33,300  ACE Ltd............................................................................       1,146,769
                                                                                                    --------------
               BRAZIL -- 2.0%
               AEROSPACE -- 0.6%
   16,000,000  Empresa Brasileira de Aeronautica SA +.............................................        198,626
                                                                                                    --------------
               CHEMICALS -- 0.4%
       12,800  Petroleo Brasileiro SA ADR +.......................................................         145,142
                                                                                                    --------------
               PAPER PRODUCTS -- 0.0%
      210,000  Empresa Nacional de Celulosas SA +.................................................             313
                                                                                                    --------------
               TELECOMMUNICATIONS -- 0.9%
        4,000  Embratel Participacoes SA ADR +....................................................          55,750
        3,401  Tele Centro Oeste Celular Participacoes SA ADR +...................................           9,991
          800  Tele Centro Sul Participacoes SA ADR +.............................................          33,450
          800  Tele Leste Celular Participacoes SA ADR +..........................................          22,700
        5,320  Tele Norte Leste Participacoes SA ADR +............................................          66,168
          800  Tele Sudeste Celular Participacoes SA ADR +........................................          16,550
        1,600  Telesp Celular Participacoes SA ADR +..............................................          28,000
        4,000  Telesp Participacoes SA ADR +......................................................          88,500
                                                                                                    --------------
                                                                                                           321,109
                                                                                                    --------------
               TEXTILES/APPAREL -- 0.1%
      250,000  Compahnia de Tecidos Norte de Minas-Coteminas +....................................          26,897
                                                                                                    --------------
               Total Brazilian Common Stocks......................................................         692,087
                                                                                                    --------------
               CANADA -- 1.1%
               ENERGY -- 0.3%
        3,621  Suncor Energy, Inc.................................................................         108,974
                                                                                                    --------------
               ENTERTAINMENT -- 0.5%
        5,000  Imax Corp.*........................................................................        160,288
                                                                                                    --------------



                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

   SHARES                                                                                               VALUE
-------------                                                                                       --------------
               COMMON STOCKS (CONTINUED)
               SECURITY/INVESTIGATION -- 0.3%
        4,300  Unican Security Systems Ltd........................................................  $      101,276
                                                                                                    --------------
               Total Canadian Common Stocks.......................................................         370,538
                                                                                                    --------------
               FINLAND -- 1.9%
               PAPER PRODUCTS -- 1.1%
       40,500  Stora Enso Oyj.....................................................................         362,189
                                                                                                    --------------
               TELECOMMUNICATIONS -- 0.8%
        2,400  Oy Nokia AB........................................................................         291,822
                                                                                                    --------------
               Total Finnish Common Stocks........................................................         654,011
                                                                                                    --------------
               FRANCE -- 6.2%
               BANKING -- 1.1%
        4,800  Banque National de Paris...........................................................         395,092
                                                                                                    --------------
               ELECTRONICS -- 0.6%
        4,300  Le Carbone Lorraine................................................................         203,810
                                                                                                    --------------
               ENERGY -- 0.4%
        1,300  Total SA...........................................................................         131,604
                                                                                                    --------------
               INSURANCE -- 1.4%
        3,300  AXA................................................................................         478,090
                                                                                                    --------------
               MEDIA/BROADCASTING -- 1.0%
        1,300  Canal Plus.........................................................................         354,588
                                                                                                    --------------
               POWER/UTILITIES -- 0.8%
        1,149  Vivendi............................................................................         297,988
                                                                                                    --------------
               TOBACCO/BEVERAGES/FOOD PRODUCTS -- 0.9%
        1,060  Groupe Danone......................................................................         303,345
                                                                                                    --------------
               Total French Common Stocks.........................................................       2,164,517
                                                                                                    --------------
               GERMANY -- 6.2%
               BANKING -- 0.7%
        3,150  Bayerishe Vereinsbank AG...........................................................         246,655
                                                                                                    --------------
               BUILDING & CONSTRUCTION -- 0.2%
        6,250  Tarkett Sommer AG..................................................................          76,128
                                                                                                    --------------
               CHEMICALS -- 1.5%
       12,300  Hoechst AG.........................................................................         509,978
                                                                                                    --------------
               COMPUTER SERVICES -- 0.6%
          500  SAP AG.............................................................................         216,009
                                                                                                    --------------
               DRUGS & MEDICAL PRODUCTS -- 0.5%
        2,700  Gehe AG............................................................................         186,309
                                                                                                    --------------
               MANUFACTURING -- 1.6%
        8,600  Siemens AG.........................................................................         554,722
                                                                                                    --------------


                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998


   SHARES                                                                                               VALUE
-------------                                                                                       --------------
               COMMON STOCKS (CONTINUED)
               RETAIL -- 1.1%
        4,700  Metro AG...........................................................................  $      375,075
                                                                                                    --------------
               Total German Common Stocks.........................................................       2,164,876
                                                                                                    --------------
               HONG KONG -- 0.4%
               INDUSTRIAL MATERIALS -- 0.4%
       70,000  Yue Yuen Industrial Holdings.......................................................         132,815
                                                                                                    --------------
               HUNGARY -- 0.2%
               DRUGS & MEDICAL PRODUCTS -- 0.2%
        2,000  Gedeon Richter Ltd., GDR Reg. S....................................................          84,600
                                                                                                    --------------
               INDIA -- 0.5%
               BANKING -- 0.5%
       21,000  State Bank of India GDR Reg. S.....................................................         172,200
                                                                                                    --------------
               ISRAEL -- 1.2%
               DRUGS & MEDICAL PRODUCTS -- 1.2%
       10,600  Teva Pharmaceutical Industries Ltd. ADR............................................         431,288
                                                                                                    --------------
               ITALY -- 0.9%
               INSURANCE -- 0.8%
      105,000  Istituto Nazionale delle Assicurazioni.............................................         277,193
                                                                                                    --------------
               REAL ESTATE -- 0.1%
       35,000  Unione Immobiliare SpA.............................................................          18,247
                                                                                                    --------------
               Total Italian Common Stocks........................................................         295,440
                                                                                                    --------------
               JAPAN -- 6.9%
               AUTOMOTIVE -- 0.5%
        5,000  Honda Motor Co., Ltd...............................................................         164,087
                                                                                                    --------------
               CONSUMER PRODUCTS -- 1.4%
        6,000  Canon, Inc.........................................................................         128,173
        9,000  Kao Corp...........................................................................         203,008
        2,300  Sony Corp..........................................................................         167,439
                                                                                                    --------------
                                                                                                           498,620
                                                                                                    --------------
               ELECTRONICS -- 0.9%
        3,000  Rohm Co............................................................................         273,065
       16,000  Sodick Co.*........................................................................          33,967
                                                                                                    --------------
                                                                                                           307,032
                                                                                                    --------------
               MISCELLANEOUS FINANCIAL SERVICES -- 2.4%
        2,500  Aiful Corp.........................................................................         151,703
          800  Shohkoh Fund & Co. Ltd.............................................................         257,585
        6,000  Takefuji Corp......................................................................         437,859
                                                                                                    --------------
                                                                                                           847,147
                                                                                                    --------------
               TECHNOLOGY -- 0.5%
        2,000  Secom Co...........................................................................         165,591
                                                                                                    --------------



                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

   SHARES                                                                                               VALUE
-------------                                                                                       --------------
               COMMON STOCKS (CONTINUED)
               TOBACCO/BEVERAGES/FOOD PRODUCTS -- 1.2%
       19,000  Mikuni Coca-Cola Bottling Co.......................................................  $      405,882
                                                                                                    --------------
               Total Japanese Common Stocks.......................................................       2,388,359
                                                                                                    --------------
               NETHERLANDS -- 4.0%
               ELECTRONICS -- 1.5%
        7,500  Koninkliijke (Royal) Philips Electronics NV........................................         503,007
                                                                                                    --------------
               MISCELLANEOUS FINANCIAL SERVICES -- 1.2%
        7,000  ING Groep NV.......................................................................         426,625
                                                                                                    --------------
               PRINTING/PUBLISHING -- 1.3%
        7,250  Ver Ned Uitgevers NV...............................................................         273,221
          900  Wolters Kluwer NV..................................................................         192,484
                                                                                                    --------------
                                                                                                           465,705
                                                                                                    --------------
               Total Netherlands Common Stocks....................................................       1,395,337
                                                                                                    --------------
               SINGAPORE -- 0.0%
               PRINTING/PUBLISHING -- 0.0%
        1,377  Singapore Press Holdings Ltd.......................................................          15,013
                                                                                                    --------------
               SPAIN -- 3.1%
               BANKING -- 1.5%
       20,800  Argentaria SA......................................................................         537,855
                                                                                                    --------------
               ELECTRICAL ENGINEERING -- 0.5%
        6,500  Endesa SA..........................................................................         171,968
                                                                                                    --------------
               ENERGY -- 0.5%
        3,300  Repsol SA..........................................................................         175,774
                                                                                                    --------------
               RETAIL -- 0.6%
        5,000  Aldeasa SA.........................................................................         196,313
                                                                                                    --------------
               Total Spanish Common Stocks........................................................       1,081,910
                                                                                                    --------------
               SWEDEN -- 4.0%
               BANKING -- 0.9%
       29,000  Skandinaviska Enskilda Banken......................................................         305,177
                                                                                                    --------------
               DRUGS & MEDICAL PRODUCTS -- 0.4%
        7,500  ASTRA AB...........................................................................         152,773
                                                                                                    --------------
               ELECTRONICS -- 0.8%
       16,000  Electrolux AB......................................................................         274,715
                                                                                                    --------------
               HOTELS -- 0.5%
        5,000  Scandic Hotels AB..................................................................         183,389
                                                                                                    --------------
               PAPER PRODUCTS -- 0.7%
       14,700  AssiDoman AB.......................................................................         231,587
                                                                                                    --------------
               TELECOMMUNICATIONS -- 0.7%
       10,300  Telefonaktiebolaget LM Ericsson....................................................         244,671
                                                                                                    --------------
               Total Swedish Common Stocks........................................................       1,392,312
                                                                                                    --------------



                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

   SHARES                                                                                               VALUE
-------------                                                                                       --------------
               COMMON STOCKS (CONTINUED)
               SWITZERLAND -- 1.4%
               BANKING -- 0.6%
          210  Gota Bank*.........................................................................  $      190,631
                                                                                                    --------------
               DRUGS & MEDICAL PRODUCTS -- 0.8%
          150  Novartis AG........................................................................         294,824
                                                                                                    --------------
               Total Swiss Common Stocks..........................................................         485,455
                                                                                                    --------------
               UNITED KINGDOM -- 7.1%
               COMPUTER SERVICES -- 0.1%
       52,000  Viglen Technology plc..............................................................          23,326
                                                                                                    --------------
               CONGLOMERATES -- 1.1%
      190,000  BTR plc............................................................................         389,849
                                                                                                    --------------
               CONSUMER PRODUCTS -- 1.6%
       27,000  Reckitt & Colman plc...............................................................         357,294
       18,000  Unilever plc.......................................................................         202,459
                                                                                                    --------------
                                                                                                           559,753
                                                                                                    --------------
               DRUGS & MEDICAL PRODUCTS -- 1.0%
      109,000  Smith & Nephew plc.................................................................         331,401
          112  SmithKline Beecham plc.............................................................           1,552
                                                                                                    --------------
                                                                                                           332,953
                                                                                                    --------------
               ENTERTAINMENT -- 1.2%
       61,000  EMI Group plc......................................................................         408,423
                                                                                                    --------------
               FOOD SERVICES -- 1.1%
       34,461  Diageo plc.........................................................................         382,168
                                                                                                    --------------
               INDUSTRIAL MATERIALS -- 1.0%
       98,000  BPB plc............................................................................         358,199
                                                                                                    --------------
               Total United Kingdom Common Stocks.................................................       2,454,671
                                                                                                    --------------
               UNITED STATES -- 42.7%
               AEROSPACE/DEFENSE -- 3.6%
       38,000  Boeing Co..........................................................................       1,239,750
                                                                                                    --------------
               BANKING -- 5.2%
       22,000  Citigroup, Inc.....................................................................       1,089,000
       18,000  Wells Fargo & Co. .................................................................         718,875
                                                                                                    --------------
                                                                                                         1,807,875
                                                                                                    --------------
               CHEMICALS -- 4.8%
       22,800  du Pont (E.I.) de Nemours & Co.....................................................       1,209,825
        9,300  Monsanto Co........................................................................         441,750
        1,000  Solutia, Inc.......................................................................          22,375
                                                                                                    --------------
                                                                                                         1,673,950
                                                                                                    --------------
               CONGLOMERATES -- 1.1%
        5,300  Minnesota Mining & Manufacturing Co................................................         376,953
                                                                                                    --------------



                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONCLUDED)
                               DECEMBER 31, 1998

   SHARES                                                                                               VALUE
-------------                                                                                       --------------
               COMMON STOCKS (CONCLUDED)
               CONSUMER PRODUCTS -- 0.6%
        9,000  Mattel, Inc........................................................................  $      205,313
                                                                                                    --------------

               DRUGS & MEDICAL PRODUCTS -- 0.9%
        7,100  Becton, Dickinson & Co.............................................................         303,081
                                                                                                    --------------

               FOOD SERVICES -- 4.9%
       22,500  McDonald's Corp....................................................................       1,724,063
                                                                                                    --------------

               MACHINERY/ENGINEERING -- 1.9%
       14,600  Caterpillar, Inc...................................................................         671,600
                                                                                                    --------------

               MANUFACTURING -- 1.7%
       15,000  ITT Industries, Inc................................................................         596,250
                                                                                                    --------------

               MEDIA/BROADCASTING -- 5.8%
       32,400  Time Warner, Inc...................................................................       2,010,825
                                                                                                    --------------

               MISCELLANEOUS FINANCIAL SERVICES -- 6.1%
       33,000  Federal Home Loan Mortgage Corp....................................................       2,126,438
                                                                                                    --------------

               PAPER PRODUCTS -- 0.9%
        7,500  Champion International Corp........................................................         303,750
                                                                                                    --------------

               TECHNOLOGY -- 1.1%
        5,000  Adaptec, Inc.*.....................................................................          87,813
        7,000  Computer Associates International, Inc.............................................         298,375
                                                                                                    --------------
                                                                                                           386,188
                                                                                                    --------------

               TELECOMMUNICATIONS -- 2.9%
        1,300  Loral Space & Communications Ltd.*.................................................          23,156
       11,700  Sprint Corp. (FON Group)...........................................................         984,263
                                                                                                    --------------
                                                                                                         1,007,419
                                                                                                    --------------

               TRANSPORTATION -- 1.2%
        7,000  UAL Corp...........................................................................         417,813
                                                                                                    --------------
                     Total United States Common Stocks............................................      14,851,268
                                                                                                    --------------
               Total Common Stocks (cost -- $28,067,447)..........................................      32,784,028
                                                                                                    --------------

               Total Investments (cost -- $30,366,537)..................................   100.9%    $ 35,083,118
               Liabilites in Excess of Other Assets.....................................    (0.9)        (305,926)
                                                                                           -----     ------------
               Total Net Assets.........................................................   100.0%    $ 34,777,192
                                                                                           -----     ------------
                                                                                           -----     ------------

------------------

 * Non-income producing security

+ Preferred Stock

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
Investments, at value (cost -- $30,366,537)........................................................  $  35,083,118
Cash...............................................................................................          5,604
Foreign currencies (cost -- $280)..................................................................            278
Foreign withholding taxes reclaimable..............................................................         25,717
Receivable from fund shares sold...................................................................         18,098
Dividends receivable...............................................................................         12,964
Receivable from investments sold...................................................................         11,760
Other assets.......................................................................................            478
                                                                                                     -------------
  Total Assets.....................................................................................     35,158,017
                                                                                                     -------------

LIABILITIES
Payable for investments purchased..................................................................        358,459
Investment advisory fee payable....................................................................          1,522
Foreign withholding taxes payable..................................................................            409
Payable for fund shares redeemed...................................................................            247
Net unrealized depreciation on foreign currency contracts..........................................            223
Other payables and accrued expenses................................................................         19,965
                                                                                                     -------------
  Total Liabilities................................................................................        380,825
                                                                                                     -------------
  Total Net Assets.................................................................................  $  34,777,192
                                                                                                     -------------
                                                                                                     -------------

COMPOSITION OF NET ASSETS
Par value ($.01 per share).........................................................................  $      22,544
Paid-in-capital in excess of par...................................................................     30,240,626
Distribution in excess of net investment income....................................................       (121,949)
Distribution in excess of net realized capital gains...............................................        (86,246)
Net unrealized appreciation on investments and translation of other assets and
  liabilities denominated in foreign currencies....................................................      4,722,217
                                                                                                     -------------
  Total Net Assets.................................................................................  $  34,777,192
                                                                                                     -------------
                                                                                                     -------------
Fund shares outstanding............................................................................      2,254,352
                                                                                                     -------------
Net asset value per share..........................................................................  $       15.43
                                                                                                     -------------
                                                                                                     -------------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends (net of foreign withholding taxes of $32,910)...........................................  $    457,874
  Interest..........................................................................................       134,072
                                                                                                      ------------
     Total investment income........................................................................       591,946
                                                                                                      ------------

OPERATING EXPENSES
  Investment advisory fees..........................................................................       247,144
  Custodian fees....................................................................................        68,593
  Trustees' fees and expenses.......................................................................        12,274
  Audit fees........................................................................................        10,767
  Transfer and dividend disbursing agent fees.......................................................         7,761
  Reports and notices to shareholders...............................................................         1,686
  Legal fees........................................................................................         1,398
  Miscellaneous.....................................................................................           634
                                                                                                      ------------
     Total operating expenses.......................................................................       350,257
     Less: Expenses offset..........................................................................          (843)
                                                                                                      ------------
       Net operating expenses.......................................................................       349,414
                                                                                                      ------------
       Net investment income........................................................................       242,532
                                                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS -- NET
  Net realized gain on investments..................................................................     1,274,387
  Net realized gain on foreign currency transactions................................................        23,150
  Net change in unrealized appreciation (depreciation) on investments and translation of other
     assets and liabilities denominated in foreign currencies.......................................     1,899,363
                                                                                                      ------------
       Net realized gain and change in unrealized appreciation (depreciation) on investments and
        translation of other assets and liabilities denominated in foreign currencies...............     3,196,900
                                                                                                      ------------
Net increase in net assets resulting from operations................................................  $  3,439,432
                                                                                                      ------------
                                                                                                      ------------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED DECEMBER 31,
                                                                                   ----------------------------
                                                                                      1998             1997
                                                                                   -----------      -----------
OPERATIONS

Net investment income...........................................................   $   242,532      $   104,882
Net realized gain on investments................................................     1,274,387        1,180,309
Net realized gain (loss) on foreign currency transactions.......................        23,150          (31,367)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in
  foreign currencies............................................................     1,899,363        1,432,604
                                                                                   -----------      -----------
  Net increase in net assets resulting from operations..........................     3,439,432        2,686,428
                                                                                   -----------      -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income...........................................................      (375,199)        (124,084)
Net realized gains..............................................................    (1,323,870)      (1,184,153)
                                                                                   -----------      -----------
  Total dividends and distributions to shareholders.............................    (1,699,069)      (1,308,237)
                                                                                   -----------      -----------

FUND SHARE TRANSACTIONS

Net proceeds from sales.........................................................    11,034,344       10,888,674
Reinvestment of dividends and distributions.....................................     1,699,069        1,308,238
Cost of shares redeemed.........................................................    (5,570,212)      (4,673,963)
                                                                                   -----------      -----------
  Net increase in net assets from fund share transactions.......................     7,163,201        7,522,949
                                                                                   -----------      -----------

     Total increase in net assets...............................................     8,903,564        8,901,140

NET ASSETS

Beginning of year...............................................................    25,873,628       16,972,488
                                                                                   -----------      -----------
End of year (including distribution in excess of net investment
  income of ($121,949) and ($49,195), respectively).............................   $34,777,192      $25,873,628
                                                                                   -----------      -----------
                                                                                   -----------      -----------

SHARES ISSUED AND REDEEMED

Issued..........................................................................       692,242          741,096
Issued in reinvestment of dividends and distributions...........................       110,115           91,400
Redeemed........................................................................      (354,531)        (308,572)
                                                                                   -----------      -----------
  Net increase..................................................................       447,826          523,924
                                                                                   -----------      -----------
                                                                                   -----------      -----------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1998

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of six classes of shares of beneficial interest at $.01 par value. The Trust is comprised of six portfolios: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio (the "Portfolio"), the Managed Portfolio, the U.S. Government Income Portfolio and the Mid Cap Portfolio. OpCap Advisors (the "Adviser"), a subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

     The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

     Investment securities, other than debt securities, listed on a U.S. or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) FOREIGN CURRENCY TRANSLATION

     The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities stated in foreign currencies are translated at the exchange rate at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the portfolio's Statement of Operations. Since the net assets of the Portfolio are presented at the foreign exchange rates and market prices at the close of the period, the Portfolio does not isolate the portion of

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1998

  (D) FOREIGN CURRENCY TRANSLATION (CONCLUDED)

the results of operations arising as a result of changes in the exchange rates from fluctuations arising from changes in the market price of securities.

  (E) DIVIDENDS AND DISTRIBUTIONS

     Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

     The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or tax return of capital.

     The following table discloses the cumulative effect between the respective capital accounts:

                DISTRIBUTION IN     DISTRIBUTION IN
                 EXCESS OF NET      EXCESS OF NET
                    REALIZED         INVESTMENT
                 CAPITAL GAINS         INCOME
                ----------------    ---------------
                   ($59,913)           $  59,913

  (F) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (G) USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (H) EXPENSES OFFSET

     The Portfolio benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (I) TRUSTEES' FEES AND EXPENSES

     On October 19, 1998, the Trust adopted a retirement plan that provides for payments upon retirement to independent trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent trustee must serve for a minimum of seven years (or such lessor period as may be approved by the board) to become eligible to receive benefits. The effective date of the retirement plan is January 1, 1999, therefore, no expenses have been accrued for the year ended December 31, 1998.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                               DECEMBER 31, 1998

(2) INVESTMENT ADVISORY FEE

     The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million,
 .75% on the next $400 million and .70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the Portfolio to 1.25% of average net assets (net of expenses offset) on an annual basis.

(3) PURCHASES AND SALES OF INVESTMENTS

     For the year ended December 31, 1998, purchases and sales of investment securities, other than short-term securities, were $21,623,389 and $16,004,889, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $7,036,400, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $2,519,022 and net unrealized appreciation for Federal income tax purposes is $4,517,378. Federal income tax cost basis of portfolio securities is $30,565,740 at December 31, 1998. Net capital losses of $96,805 which were incurred after October 31, 1998 are deemed to arise on the first business day of the following year.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                YEAR ENDED DECEMBER 31,
                                                            -------------------------------     MARCH 1, 1995 (1) TO
                                                             1998        1997        1996       DECEMBER 31, 1995
                                                            -------     -------     -------     --------------------------
Net asset value, beginning of period.....................   $ 14.32     $ 13.23     $ 11.61               $10.00
                                                            -------     -------     -------               ------
Income from investment operations:
  Net investment income..................................      0.12        0.06        0.04                 0.05
  Net realized and unrealized gain on
     investments.........................................      1.78        1.79        1.70                 1.83
                                                            -------     -------     -------               ------
     Total income from investment operations.............      1.90        1.85        1.74                 1.88
                                                            -------     -------     -------               ------
Dividends and distributions to shareholders:
  Dividends to shareholders from net investment
     income..............................................     (0.18)      (0.04)      (0.05)               (0.03)
  Distributions to shareholders in excess of net
     investment income...................................        --       (0.03)         --                   --
  Distributions to shareholders from net
     realized gains......................................     (0.61)      (0.69)      (0.07)               (0.24)
                                                            -------     -------     -------               ------
     Total dividends and distributions to
       shareholders......................................     (0.79)      (0.76)      (0.12)               (0.27)
                                                            -------     -------     -------               ------
Net asset value, end of period...........................   $ 15.43     $ 14.32     $ 13.23               $11.61
                                                            -------     -------     -------               ------
                                                            -------     -------     -------               ------
Total return (2).........................................     13.3%       14.0%       15.0%                18.9%
                                                            -------     -------     -------               ------
                                                            -------     -------     -------               ------
Net assets, end of period (000's)........................   $34,777     $25,874     $16,972               $2,891
                                                            -------     -------     -------               ------
Ratio of net operating expenses to average
  net assets (5).........................................     1.13%(4)    1.19%(6)    1.42%(6)             1.25%(3,6)
                                                            -------     -------     -------               ------
Ratio of net investment income to average
  net assets.............................................     0.79%(4)    0.45%(6)    0.81%(6)             1.02%(3,6)
                                                            -------     -------     -------               ------
Portfolio turnover rate..................................       55%         53%         40%                  67%
                                                            -------     -------     -------               ------

------------------
(1) Commencement of operations
(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.
(3) Annualized
(4) Average net assets for the year ended December 31, 1998 were $30,893,014.
(5) The ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1H in Notes to Financial Statements).
(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.20% and 0.44%, respectively, for the year ended December 31, 1997, and 1.83% and 0.22%, respectively, for the year ended December 31, 1996 and 3.94% and (1.67%), annualized, respectively, for the period March 1, 1995 (commencement of operations) to December 31, 1995.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
OCC Accumulation Trust -- Global Equity Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Equity Portfolio (one of the six portfolios constituting OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 12, 1999

                             OCC ACCUMULATION TRUST
                           TWO WORLD FINANCIAL CENTER
                               NEW YORK, NY 10281

TRUSTEES AND PRINCIPAL OFFICERS

Joseph M. LaMotta........................................  Trustee, President

Paul Y. Clinton..........................................  Trustee

Thomas W. Courtney.......................................  Trustee

Lacy B. Herrmann.........................................  Trustee

George Loft..............................................  Trustee

Bernard H. Garil.........................................  Vice President

Gavin Albert.............................................  Vice President and Portfolio Manager

John C. Giusio, Jr.......................................  Vice President

Richard J. Glasebrook, II................................  Vice President and Portfolio Manager

Louis Goldstein..........................................  Vice President and Portfolio Manager

Alan Gutmann.............................................  Vice President and Portfolio Manager

Benjamin D. Gutstein.....................................  Vice President and Portfolio Manager

Vikki Hanges.............................................  Vice President and Portfolio Manager

Timothy J. McCormack.....................................  Vice President and Portfolio Manager

Eileen P. Rominger.......................................  Vice President and Portfolio Manager

James Sheldon............................................  Vice President and Portfolio Manager

Richard L. Peteka........................................  Treasurer

Deborah Kaback...........................................  Secretary

Robert J. Brault.........................................  Assistant Treasurer



INVESTMENT ADVISER
OpCap Advisors
Two World Financial Center
New York, NY 10281

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.